                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-2341

                    MONTGOMERY STREET INCOME SECURITIES, INC.
                    -----------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                       101 California Street, Suite 4100
                            San Francisco, CA 94111
                   -------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        12/31

Date of reporting period:       12/31/03

ITEM 1.  REPORT TO STOCKHOLDERS
Montgomery Street Income Securities

Annual Report to Stockholders

December 31, 2003

Portfolio Management Review

In the following interview, Portfolio Manager Gary Bartlett discusses the recent market environment and strategy in managing Montgomery Street Income Securities during its most recent fiscal year ended December 31, 2003.

The investments of Montgomery Street Income Securities Inc. (the "fund") provided a total return based on net asset value (NAV) of 8.22% for its most recent fiscal year ended December 31, 2003.1 The return of the fund's NYSE-traded shares was 4.53% for the same period.

The total NAV return of the fund exceeded the return of the unmanaged Lehman Brothers Aggregate Bond Index, which posted a total return of 4.10% for the 12-month period.2 The fund underperformed the 12.70% average return of the Lipper Corporate Debt Funds BBB-Rated category for closed-end funds.3 However, the fund remains ahead of the average return of its peer group for the three-, five- and 10-year periods. The fund ranked 14, 7, 4 and 7 for the one- three-, five- and 10-year periods, respectively. There were 17 funds in the category for the one-year period and 14 funds for the three-, five- and 10-year periods.4 Rankings are based on the fund's total return with distributions reinvested. Past results are not necessarily indicative of future performance of the fund. Investment return and principal value will fluctuate.

1 Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gain distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the funds based on market price.
2 The Lehman Brothers Aggregate Bond Index is a total return index including fixed-rate debt issues rated investment grade or better. It contains government, corporate and mortgage securities and is generally considered representative of the market for investment-grade bonds as a whole.
3 The Lipper Corporate Debt BBB-Rated Funds category is comprised of closed-end funds that invest primarily in corporate and government debt issues rated in the top four grades.
4 Source: Lipper Inc. Rankings are historical and do not guarantee future results.

The fund's market price stood at $18.55 as of December 31, 2003, compared to $19.02 at the close of 2002. The market price discount of the shares, as a percentage of NAV, was 5.5% on December 31, 2003. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below, or above net asset value.

For 2003, the fund paid quarterly dividends of $0.31, $0.31, $0.32 and $0.35 on April 30, July 31, October 31 and December 31, respectively. The December dividend was higher than the October dividend because of a special year-end dividend of $0.03 per share, which included income that had accumulated over the year. Future dividends may not include this special dividend.

Q: How did the bond market perform during 2003?

A: Bonds, which provided strong gains for investors during the previous three calendar years, again provided solid returns in 2003. US Treasury securities returned 2.24% for the period, supported during the first half of the year by mixed economic data as well as heightened geopolitical concerns leading up to war in Iraq. In May, Treasuries were boosted by the Federal Open Market Committee's warning concerning deflationary risks. The Federal Reserve Board's May statement eventually drove yields of 10-year Treasury notes to a 45-year intra-day low yield of 3.11% on June 13. However, yields subsequently climbed as the FOMC disappointed investors by cutting the fed funds rate by only a quarter of a percentage point at its June 25 meeting. Treasury yields continued to rise in the third quarter as the US economy began to show signs of an improvement, and remained range-bound in the fourth quarter.

Most of the so-called "spread sectors" of the bond market outperformed Treasuries during the year.5 Corporate bonds - especially lower quality corporates - were among the strongest fixed-income performers for 2003. Corporates as measured by the Lehman Brothers Credit Index outperformed Treasuries by 527 basis points (duration-adjusted excess returns). The Lehman Brothers Credit Index narrowed in spread versus Treasuries from 169 basis points at the start of the year to 89 basis points by year's end.

5 Spread sectors are the areas of the bond market that typically offer yields higher than Treasuries. "Spread" refers the difference in yield between the individual non-Treasury sectors compared with the yields of Treasury securities. Treasury securities are guaranteed by the full faith and credit of the US government as to timely payment of principal and interest.

The year 2003 was an extraordinary one due to the rally and rebound in lower-rated credits. Throughout the year, BBB-rated securities performed strongest within the investment-grade category, with spreads versus Treasuries narrowing from 259 to 127 basis points in 2003; within high yield, lower-rated bonds outperformed as the spread between single B-rated bonds and Treasuries narrowed from 848 to 456 basis points. Due to a difficult third quarter, mortgage-backed securities performed only marginally better than equal-duration Treasuries during 2003.

Q: How did the fund perform in 2003?

A: The fund's outperformance compared with its benchmark was due mainly to its holdings of lower-quality bonds, within both the investment grade and high yield components of the portfolio. While the Lehman Brothers Aggregate Bond Index does not hold high-yield bonds and contains only 11% of BBB-rated bonds, as of December 31 the fund held 18% of its assets in high-yield bonds and 16% in BBB-rated bonds. The fund's allocation to lower-quality bonds gave it a distinct performance advantage over its benchmark. At the same time, the fund's holdings continued to be of higher quality than those of many of its peers within the Lipper Closed-End Corporate Debt Funds BBB-Rated category. Thus, our maintenance of higher average portfolio quality compared with the fund's peers detracted from comparative performance versus its Lipper peer group. The fund's lower comparative risk profile versus its peers is by design, as we seek to avoid volatile year-over-year performance, and provide a more consistent level of return over the long term.

Q: How is the fund positioned?

A: Corporate bonds continue to constitute the fund's largest sector weighting, at 46% of assets as of December 31, 2003. As previously mentioned, our most significant shift in strategy during the period was our decision to increase the fund's allocation in credits rated BBB or below. With investors searching for higher yields, default rates declining and corporations removing

Treasury Bond Yield Curve (as of 12/31/02 and 12/30/03)

Source: Deutsche Asset Management

Performance is historical and does not guarantee future results.

debt from their balance sheets, we found a number of attractively valued bond issues within this area of the market. During the year, we added to the fund's positions in the electric utility, media/telecom and automotive sectors.

Sector Distribution

[] [] [] []	Corporate Bonds US Government Agency Sponsored Pass-Throughs US Government Backed Asset Backed	39% 23% 12% 8%	[] [] [] []	Foreign Bond - US$ Denominated Municipal Investments Cash Equivalents CMO	6% 6% 4% 2%

As of December 31, 2003.

Sector distribution is subject to change.

Quality Distribution

[] [] [] [] [] [] [] []	AAA AA A BBB BB B or below Treasuries Agency	15% 2% 10% 16% 9% 9% 13% 26%

As of December 31, 2003.

Quality distribution is subject to change.

We also continue to hold positions in asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS), both of which offer the potential to earn extra return compared with Treasuries. Within this sector, our portfolio management and research staff seeks individual securities that offer relatively low levels of risk. Our focus on identifying ABS and CMBS issues that offer both attractive value and quality enabled the portfolio to generate solid performance from these sectors in 2003.

During the year, we also increased the fund's position in taxable municipal bonds. We often employ these bonds as a surrogate for government agency notes, since taxable municipal bonds offer a combination of high quality and attractive yield. Our position in this sector grew during the year as an increased supply of issuance, beginning with the $10 billion Illinois pension obligation issue in June, created opportunities within the sector.

The portfolio continues to be managed with leverage, which was approximately 21.6% of total assets as of December 31, 2003. This is achieved utilizing the mortgage roll market. The year 2003 proved to be an opportune period to use leverage, as interest rates were little changed, the yield curve remained historically steep and credit spreads tightened. The steep yield curve allows the fund to borrow at low short-term interest rates, and to reinvest the proceeds in higher yielding, longer maturity issues. At the mid-point of the year we reduced the fund's holdings in mortgage-backed securities as valuations became full relative to other fixed-income sectors, which reduced the fund's level of leverage and duration. The fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Yields will fluctuate in response to changing interest rates and may be affected by the prepayment of mortgage-backed securities. The fund's investments in foreign securities are subject to currency fluctuation, political climate and economic changes, and risk of loss of principal and interest. All of these factors may result in greater share price volatility.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Past performance is no guarantee of future results.

This report is sent to stockholders of Montgomery Street Income Securities, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the fund or of any securities mentioned in the report.

Other Information

Limited Share Repurchases

The fund is authorized to repurchase a limited number of shares of the fund's common stock from time to time when the shares are trading at less than 95% of their NAV. Repurchases are limited to a number of shares each calendar quarter approximately equal to the number of new shares issued under the fund's Dividend Reinvestment and Cash Purchase Plan with respect to income earned for the second preceding calendar quarter. There were 13,000 shares repurchased during the fourth quarter of 2003. Up to 13,000 shares may be repurchased during the first quarter of 2004.

Dividend Reinvestment and Cash Purchase Option

The fund maintains an optional Dividend Reinvestment and Cash Purchase Plan (the "Plan") for the automatic reinvestment of your dividends and capital gain distributions in the shares of the fund. Stockholders who participate in the Plan can also purchase additional shares of the fund through the Plan's voluntary cash investment feature. We recommend that you consider enrolling in the Plan to build your investment. The Plan's features, including the voluntary cash investment feature, are described beginning on page 37 of this report.

Investment Objectives

Investment Objectives

Your fund is a closed-end diversified management investment company registered under the Investment Company Act of 1940, investing and reinvesting its assets in a portfolio of selected securities. The fund's primary investment objective is to seek as high a level of current income as is consistent with prudent investment risks, from a diversified portfolio primarily of debt securities. Capital appreciation is a secondary objective.

Principal Investment Policies

Investment of your fund is guided by the following principal investment policies:

Under normal circumstances, the fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in income producing securities.1

1 The fund will provide stockholders with at least 60 days' notice prior to making any changes to this 80% investment policy.

At least 70% of total assets must be invested in: straight debt securities (other than municipal securities) rated within the four highest grades assigned by Moody's Investors Service, Inc. or Standard & Poor's Corporation; bank debt of comparable quality; US government or agency securities; commercial paper; cash; cash equivalents; or Canadian government, provincial, or municipal securities (not in excess of 25% of total assets).

Up to 30% of total assets (the "30% basket") may be invested in US or foreign securities that are straight debt securities, whether or not rated, convertible securities and preferred stocks.

Not more than 25% of total assets may be invested in securities of any one industry (neither utility companies as a whole nor finance companies as a whole are considered an "industry" for the purposes of this limitation).

Not more than 5% of total assets may be invested in securities of any one issuer, other than US government or agency securities.

The fund may invest money pursuant to repurchase agreements so long as the fund is initially wholly secured with collateral consisting of securities in which the fund can invest under its investment objectives and policies. In addition, investment in repurchase agreements must not, at the time of any such loan, be as a whole more than 20% - and be as to any one borrower more than 5% - of the fund's total assets.

The fund may loan portfolio securities so long as the fund is continuously secured by collateral at least equal to the market value of the securities loaned. In addition, loans of securities must not, at the time of any such loan, be as a whole more than 10% of the fund's total assets.

The fund may borrow funds to purchase securities, provided that the aggregate amount of such borrowings may not exceed 30% of the fund's assets (including aggregate borrowings), less liabilities (excluding such borrowings).

The fund may enter into forward foreign currency sale contracts to hedge portfolio positions, provided, among other things, that such contracts have a maturity of one year or that at the time of purchase, the fund's obligations under such contracts do not exceed either the market value of portfolio securities denominated in the foreign currency or 15% of the fund's total assets.

Subject to adoption of Board guidelines, the fund may enter into interest rate futures contracts and purchase or write options on interest rate futures contracts, provided, among other things, that the fund's obligations under such instruments may not exceed the market value of the fund's assets not subject to the 30% basket.

New Investment Policies Effective December 31, 2003

On December 12, 2003, the Board approved certain amendments to the fund's investment policies:

Effective December 31, 2003, it is the intention of the fund to invest exclusively in non-voting securities. The fund's registration statement previously provided that the fund was authorized to exercise conversion rights, warrants or other rights to purchase common stocks or other equity securities. Henceforth, under normal circumstances, the fund does not intend to exercise conversion, exchange or other rights to purchase common stock or other equity securities, or otherwise to hold voting securities. In the unlikely event that the fund does come into possession of any voting securities, the fund intends to dispose of such securities as soon as it is reasonably practicable and prudent to do so.

In addition, the fund was authorized to invest in the common stocks of utility companies. In light of the fund's intention to invest exclusively in non-voting securities, the fund's ability to invest in common stocks of utility companies has been eliminated.

Investment Portfolio as of December 31, 2003

	Principal Amount ($)	Value ($)

Corporate Bonds 46.4%
Consumer Discretionary 7.6%
American Achieve Corp., 11.625%, 1/1/2007	140,000	154,000
Bally Total Fitness Holdings, 144A, 10.5%, 7/15/2011	125,000	125,625
Boca Resorts, Inc., 9.875%, 4/15/2009	220,000	234,300
Buffets, Inc., 11.25%, 7/15/2010	180,000	193,050
Carrols Corp., 9.5%, 12/1/2008	65,000	65,975
Central Garden & Pet Co., 9.125%, 2/1/2013	90,000	99,900
Choctaw Resort Development Enterprises, 9.25%, 4/1/2009	190,000	206,150
Cinemark USA, Inc., 8.5%, 8/1/2008	155,000	161,394
Circus & Eldorado, 10.125%, 3/1/2012	190,000	197,125
Comcast Cable Communications:
6.375%, 1/30/2006	750,000	807,411
6.875%, 6/15/2009	430,000	484,755
Cox Communications, Inc., 7.5%, 8/15/2004	1,000,000	1,033,435
CSC Holdings, Inc., 7.875%, 12/15/2007	580,000	611,900
Dex Media East LLC/Financial, 12.125%, 11/15/2012	630,000	774,900
Dex Media West LLC/Finance Co., 144A, 9.875%, 8/15/2013	250,000	290,625
DIMON, Inc.:
144A, 7.75%, 6/1/2013	265,000	272,950
Series B, 9.625%, 10/15/2011	580,000	646,700
EchoStar DBS Corp., 144A, 6.375%, 10/1/2011	305,000	312,625
El Pollo Loco, Inc., 144A, 9.25%, 12/15/2009	65,000	65,813
Finlay Fine Jewelry Corp., 8.375%, 5/1/2008	300,000	310,500
General Motors Corp., 8.25%, 7/15/2023	150,000	170,311
Group 1 Automotive, Inc., 8.25%, 8/15/2013	130,000	139,100
Herbst Gaming, Inc., 10.75%, 9/1/2008	400,000	450,000
Host Marriott LP, 144A, 7.125%, 11/1/2013	200,000	204,000
International Game Technology, 8.375%, 5/15/2009	335,000	401,014
Intrawest Corp., 10.5%, 2/1/2010	170,000	187,850
J.C. Penney Co., Inc., 6.875%, 10/15/2015	90,000	94,613
Jacobs Entertainment Co., 11.875%, 2/1/2009	100,000	112,000
Jafra Cosmetics International, Inc., 10.75%, 5/15/2011	225,000	246,937
Kellwood Co., 7.625%, 10/15/2017	80,000	84,200
Keystone Automotive Operation, 144A, 9.75%, 11/1/2013	65,000	69,875
Krystal, Inc., 10.25%, 10/1/2007	65,000	65,325
Laidlaw International, Inc., 144A, 10.75%, 6/15/2011	135,000	152,550
Liberty Media Corp., Series A, 2.67%*, 9/17/2006	1,000,000	1,010,870
Lin Television Corp., 144A, 6.5%, 5/15/2013	80,000	80,100
Mediacom LLC, 7.875%, 2/15/2011	110,000	110,000
Meritage Corp., 9.75%, 6/1/2011	50,000	55,875
MGM Mirage, Inc., 6.0%, 10/1/2009	115,000	118,162
Norcraft Co./Finance, 144A, 9.0%, 11/1/2011	60,000	64,800
Penn National Gaming, Inc., 8.875%, 3/15/2010	60,000	65,100
PRIMEDIA, Inc., 7.625%, 4/1/2008	230,000	232,300
Remington Arms Co., 10.5%, 2/1/2011	190,000	202,350
River Rock Entertainment, 144A, 9.75%, 11/1/2011	150,000	161,250
Schuler Homes, Inc., 10.5%, 7/15/2011	260,000	301,600
Scientific Games Corp., 12.5%, 8/15/2010	72,000	85,140
Sealy Mattress Co., Series B, 9.875%, 12/15/2007	50,000	51,750
Sinclair Broadcast Group, Inc.:
8.0%, 3/15/2012	110,000	118,800
8.75%, 12/15/2011	475,000	527,250
Six Flags, Inc., 8.875%, 2/1/2010	280,000	287,350
Sonic Automotive, Inc.:
8.625%, 8/15/2013	265,000	279,575
144A, 8.625%, 8/15/2013	25,000	26,375
Time Warner, Inc., 8.11%, 8/15/2006	1,250,000	1,415,039
Transwestern Publishing, Series F, 9.625%, 11/15/2007	370,000	382,950
Venetian Casino Resort LLC, 11.0%, 6/15/2010	85,000	98,600
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	205,000	217,300
Williams Scotsman, Inc., 9.875%, 6/1/2007	170,000	172,125
Worldspan LP/ WS Finance Corp., 144A, 9.625%, 6/15/2011	110,000	113,300
		15,604,869
Consumer Staples 0.6%
Agrilink Foods, Inc., 11.875%, 11/1/2008	46,000	48,875
Elizabeth Arden, Inc., Series B, 11.75%, 2/1/2011	181,000	215,390
General Nutrition Center, 144A, 8.5%, 12/1/2010	60,000	61,500
Michael Foods, Inc., 144A, 8.0%, 11/15/2013	80,000	83,400
National Beef Pack, 144A, 10.5%, 8/1/2011	60,000	61,800
Pilgrim's Pride Corp., 9.625%, 9/15/2011	90,000	99,000
Pinnacle Foods Holding Corp., 144A, 8.25%, 12/1/2013	100,000	103,500
PPC Escrow Corp., 144A, 9.25%, 11/15/2013	50,000	51,750
Salton, Inc., 10.75%, 12/15/2005	65,000	66,300
Stater Brothers Holdings, Inc., 10.75%, 8/15/2006	300,000	316,125
United Agri Products, 144A, 8.25%, 12/15/2011	115,000	118,162
		1,225,802
Energy 5.6%
Avista Corp., 9.75%, 6/1/2008	700,000	833,000
Citgo Petroleum Corp., 11.375%, 2/1/2011	590,000	684,400
Devon Energy Corp., 7.95%, 4/15/2032	1,600,000	1,929,219
Devon Financing Corp., 7.875%, 9/30/2031	430,000	513,679
Dynegy Holdings, Inc., 144A, 9.875%, 7/15/2010	50,000	56,250
FirstEnergy Corp., Series B, 6.45%, 11/15/2011	1,545,000	1,601,312
Gulfterra Energy Partner, 6.25%, 6/1/2010	65,000	67,600
Hanover Compressor Co., 8.625%, 12/15/2010	125,000	130,000
Lone Star Technologies, Inc., Series B, 9.0%, 6/1/2011	170,000	168,300
National Fuel Gas Co., 6.7%, 11/21/2011	1,000,000	1,131,563
Newpark Resources, Inc., 8.625%, 12/15/2007	190,000	196,650
Parker Drilling Co.:
144A, 9.625%, 10/1/2013	85,000	88,400
Series B, 10.125%, 11/15/2009	185,000	196,100
Pioneer Natural Resources Co., 9.625%, 4/1/2010	565,000	703,098
Southern Natural Gas, 8.875%, 3/15/2010	130,000	146,250
Stone Energy Corp., 8.25%, 12/15/2011	330,000	359,700
Tri-State Generation & Trans Association, 144A, 7.144%, 7/31/2033	2,000,000	2,128,420
Westport Resources Corp., 8.25%, 11/1/2011	155,000	170,500
Williams Cos., Inc.:
1.0%, 3/15/2012	50,000	55,500
8.75%, 3/15/2032	135,000	152,550
Williams Holdings of Delaware, Inc., 6.5%, 12/1/2008	115,000	118,881
		11,431,372
Financials 10.0%
Agfirst Farm Credit Bank, 8.393%*, 12/15/2016	1,170,000	1,333,426
Ahold Finance USA, Inc., 6.25%, 5/1/2009	420,000	421,050
AmeriCredit Corp.:
9.25%, 5/1/2009	305,000	320,250
9.875%, 4/15/2006	270,000	283,500
AMSouth Bank NA, 2.82%, 11/3/2006	1,495,000	1,499,931
CBRE Escrow, Inc., 144A, 9.75%, 5/15/2010	140,000	155,400
Couche-Tard US/ Finance, 144A, 7.5%, 12/15/2013	55,000	57,613
Dollar Financial Group, Inc., 144A, 9.75%, 11/15/2011	190,000	196,650
Farmers Insurance Exchange, 144A, 8.625%, 5/1/2024	260,000	271,700
Ford Motor Credit Co.:
5.8%, 1/12/2009	805,000	829,032
6.875%, 2/1/2006	1,425,000	1,520,914
7.0%, 10/1/2013	50,000	52,734
General Motors Acceptance Corp.:
6.875%, 9/15/2011	875,000	942,486
7.75%, 1/19/2010	729,000	826,364
Household Finance Corp., 6.5%, 1/24/2006	475,000	513,701
IOS Capital LLC, 7.25%, 6/30/2008	200,000	213,000
iStar Financial, Inc.:
6.0%, 12/15/2010	85,000	86,700
6.5%, 12/15/2013	125,000	127,500
Kraton Polymers LLC, 144A, 8.125%, 1/15/2014	50,000	52,000
Mantis Reef Ltd., 144A, 4.692%, 11/14/2008	1,925,000	1,934,602
NiSource Finance Corp., 7.875%, 11/15/2010	1,500,000	1,784,086
OneAmerica Financial Partners, 144A, 7.0%, 10/15/2033	680,000	673,159
PEI Holding, Inc., 11.0%, 3/15/2010	105,000	121,800
Pemex Project Funding Master Trust, 8.5%, 2/15/2008	1,896,000	2,161,440
PNC Funding Corp., 5.75%, 8/1/2006	895,000	960,880
Poster Financial Group, 144A, 8.75%, 12/1/2011	50,000	52,875
PXRE Capital Trust I, 8.85%, 2/1/2027	115,000	106,087
R.H. Donnelly Finance Corp.:
10.875%, 12/15/2012	155,000	183,868
144A, 10.875%, 12/15/2012	115,000	136,419
Thornburg Mortgage, Inc., 8.0%, 5/15/2013	250,000	262,500
Universal City Development, 144A, 11.75%, 4/1/2010	90,000	105,300
US West Communications, Inc., 7.25%, 10/15/2035	50,000	49,750
Verizon Global Funding Corp., 7.25%, 12/1/2010	1,650,000	1,899,789
Wachovia Corp., 7.5%, 7/15/2006	155,000	174,846
		20,311,352
Health Care 1.6%
AmerisourceBergen Corp., 7.25%, 11/15/2012	240,000	258,600
Biovail Corp., 7.875%, 4/1/2010	195,000	198,900
Genesis Healthcare Corp., 144A, 8.0%, 10/15/2013	50,000	52,125
Health Care Service Corp., 144A, 7.75%, 6/15/2011	1,500,000	1,755,829
Neighbor, Inc., 144A, 6.875%, 11/15/2013	55,000	55,963
Norcross Safety Products, 144A, 9.875%, 8/15/2011	80,000	87,800
Tenet Healthcare Corp.:
6.375%, 12/1/2011	515,000	494,400
7.375%, 2/1/2013	410,000	412,050
		3,315,667
Industrials 5.1%
Allied Waste North America, Inc.:
Series B, 8.5%, 12/1/2008	210,000	233,625
Series B, 8.875%, 4/1/2008	275,000	308,000
AMI Semiconductor, Inc., 10.75%, 2/1/2013	72,000	85,860
Amsted Industries, Inc., 144A, 10.25%, 10/15/2011	50,000	55,250
Atrium Companies, Inc., 144A, 10.5%, 5/1/2009	75,000	80,250
AutoNation, Inc., 9.0%, 8/1/2008	115,000	131,963
Avondale Mills, Inc., 10.25%, 7/1/2013	190,000	119,700
Browning-Ferris Industries:
7.4%, 9/15/2035	50,000	47,375
9.25%, 5/1/2021	50,000	55,313
Collins & Aikman Floor Cover, Series B, 9.75%, 2/15/2010	270,000	288,900
Collins & Aikman Products, 10.75%, 12/31/2011	225,000	221,063
Corrections Corp. of America, 9.875%, 5/1/2009	270,000	301,387
CP Ships Ltd., 10.375%, 7/15/2012	255,000	295,800
Dana Corp., 7.0%, 3/1/2029	290,000	288,187
Delta Air Lines, Inc.:
Series 02-1, 6.417%, 7/2/2012	1,510,000	1,618,498
7.7%, 12/15/2005	255,000	240,656
Eagle-Picher, Inc., 144A, 9.75%, 9/1/2013	85,000	91,800
Equistar Chemicals LP, 144A, 10.625%, 5/1/2011	50,000	55,250
Golden State Petroleum Transportation, 8.04%, 2/1/2019	125,000	121,615
Hercules, Inc., 11.125%, 11/15/2007	635,000	760,412
Hornbeck Offshore Services, Inc., 10.625%, 8/1/2008	170,000	187,850
ISP Chemco, Inc., Series B, 10.25%, 7/1/2011	150,000	168,750
ISP Holdings, Inc., Series B, 10.625%, 12/15/2009	100,000	110,000
Kansas City Southern:
7.5%, 6/15/2009	240,000	246,000
9.5%, 10/1/2008	170,000	188,700
Metaldyne Corp., 144A, 10.0%, 11/1/2013	125,000	126,250
Millennium America, Inc.:
7.625%, 11/15/2026	130,000	120,900
9.25%, 6/15/2008	720,000	784,800
144A, 9.25%, 6/15/2008	95,000	103,550
Mobile Mini, Inc., 9.5%, 7/1/2013	140,000	154,000
Overseas Shipholding Group, 8.75%, 12/1/2013	75,000	82,219
Quintiles Transnational Corp., 144A, 10.0%, 10/1/2013	110,000	118,800
Seabulk International, Inc., 9.5%, 8/15/2013	150,000	156,000
Ship Finance International Ltd., 144A, 8.5%, 12/15/2013	350,000	346,500
System 2001 Asset Trust LLC: "B", Series 2001, 144A, 7.156%, 12/15/2011	710,592	775,640
"G", Series 2001, 144A, 6.664%, 9/15/2013	562,697	621,893
Tech Olympic USA, Inc., 10.375%, 7/1/2012	105,000	117,600
The Brickman Group, Ltd., 11.75%, 12/15/2009	100,000	116,500
Westlake Chemical Corp., 144A, 8.75%, 7/15/2011	305,000	333,975
		10,260,831
Information Technology 0.1%
Activant Solutions, Inc., 10.5%, 6/15/2011	50,000	53,813
DigitalNet, Inc., 9.0%, 7/15/2010	84,000	90,930
Mediacom Broadband LLC, 11.0%, 7/15/2013	50,000	56,125
Telex Communications, Inc., 144A, 11.5%, 10/15/2008	55,000	58,437
		259,305
Materials 2.7%
ARCO Chemical Co., 9.8%, 2/1/2020	455,000	457,275
Buckeye Technologies, Inc., 8.5%, 10/1/2013	50,000	53,500
Caraustar Industries, Inc., 9.875%, 4/1/2011	145,000	156,600
Cascades, Inc., 7.25%, 2/15/2013	250,000	263,750
Dayton Superior Corp., 144A, 10.75%, 9/15/2008	110,000	112,750
Dow Chemical Co., 7.0%, 8/15/2005	425,000	454,628
Equistar Chemicals LP, 8.75%, 2/15/2009	755,000	788,975
Georgia-Pacific Corp.:
7.375%, 12/1/2025	85,000	82,556
7.7%, 6/15/2015	710,000	738,400
144A, 8.0%, 1/15/2024	160,000	163,200
8.875%, 2/1/2010	200,000	228,000
9.375%, 2/1/2013	145,000	166,750
Huntsman Advanced Materials LLC, 144A, 11.0%, 7/15/2010	155,000	171,275
Huntsman International LLC, 144A, 11.625%, 10/15/2010	70,000	71,400
IMC Global, Inc., 144A, 10.875%, 8/1/2013	270,000	295,650
Owens-Brockway Glass Container, 8.25%, 5/15/2013	305,000	327,494
Pliant Corp., 11.125%, 9/1/2009	205,000	221,400
Rockwood Specialties Corp., 144A, 10.625%, 5/15/2011	75,000	83,625
Tekni-Plex, Inc., 144A, 8.75%, 11/15/2013	85,000	88,613
Texas Industries, Inc., 144A, 10.25%, 6/15/2011	80,000	90,400
TriMas Corp., 9.875%, 6/15/2012	165,000	172,012
United States Steel LLC, 9.75%, 5/15/2010	260,000	292,500
		5,480,753
Telecommunication Services 2.0%
ACC Escrow Corp., 144A, 10.0%, 8/1/2011	450,000	501,750
Cincinnati Bell, Inc., 144A, 8.375%, 1/15/2014	475,000	510,625
Continental Cable, 9.0%, 9/1/2008	750,000	904,343
General Cable Corp., 144A, 9.5%, 11/15/2010	50,000	53,500
Insight Midwest:
9.75%, 10/1/2009	50,000	52,875
10.5%, 11/1/2010	50,000	54,375
144A, 10.5%, 11/1/2010	150,000	163,125
Nortel Networks Corp., 6.125%, 2/15/2006	380,000	384,750
Northern Telecom Capital, 7.875%, 6/15/2026	100,000	100,000
PCCW Capital Ltd., 144A, 6.0%, 7/15/2013	280,000	285,835
Qwest Services Corp., 5.625%, 11/15/2008	940,000	930,600
Shaw Communications, Inc., 8.25%, 4/11/2010	65,000	73,613
Triton PCS, Inc., 8.5%, 6/1/2013	50,000	53,750
US West Communication, Inc., 7.25%, 9/15/2025	80,000	80,000
		4,149,141
Utilities 11.1%
AES Corp., 144A, 9.0%, 5/15/2015	70,000	79,100
American Electric Power, 6.125%, 5/15/2006	2,000,000	2,155,174
Appalachian Power Co., 6.8%, 3/1/2006	1,000,000	1,077,665
Cincinnati Gas & Electric Co., Series A, 5.4%, 6/15/2033	700,000	631,177
Cleveland Electric Illuminating Co., 144A, 5.65%, 12/15/2013	635,000	625,025
CMS Energy Corp., 8.5%, 4/15/2011	190,000	205,200
Consolidated Edison, Inc., 8.125%, 5/1/2010	1,115,000	1,364,858
Consumers Energy Co., 6.25%, 9/15/2006	1,500,000	1,619,640
Duke Energy Corp., Series D, 7.375%, 3/1/2010	1,500,000	1,728,366
El Paso Production Holding Corp., 144A, 7.75%, 6/1/2013	565,000	556,525
Entergy Gulf States, 144A, 6.2%, 7/1/2033	1,600,000	1,521,503
Illinova Corp., 11.5%, 12/15/2010	200,000	240,000
Kansas City Power & Light Co., 7.125%, 12/15/2005	1,300,000	1,416,037
MSW Energy Holdings/Finance, 144A, 8.5%, 9/1/2010	55,000	59,950
NRG Energy, Inc., 144A, 8.0%, 12/15/2013	345,000	362,681
PP&L Capital Funding, 7.75%, 4/15/2005	2,000,000	2,142,066
Progress Energy, Inc., 6.75%, 3/1/2006	1,050,000	1,138,354
PSI Energy, Inc.:
8.57%, 12/27/2011	1,250,000	1,544,950
8.85%, 1/15/2022	1,225,000	1,611,108
TNP Enterprises, Inc., Series B, 10.25%, 4/1/2010	280,000	305,200
Xcel Energy, Inc., 7.0%, 12/1/2010	2,000,000	2,267,900
		22,652,479
Total Corporate Bonds (Cost $90,358,108)		94,691,571

Foreign Bonds - US$ Denominated 7.3%
Arcel Finance Ltd., 144A, 7.048%, 9/1/2011	540,000	556,200
Axtel SA, 144A, 11.0%, 12/15/2013	245,000	249,900
Brazilian Merchant Voucher, 144A, 5.911%, 6/15/2011	500,000	487,500
Burns, Philip & Co., Ltd., 144A, 9.75%, 7/15/2012	105,000	112,350
Conproca SA de CV, 12.0%, 6/16/2010	225,000	289,125
Crown Euro Holdings SA, 10.875%, 3/1/2013	235,000	276,419
Deutsche Telekom International Finance BV, 8.25%, 6/15/2005	1,500,000	1,627,132
Eircom Funding, 8.25%, 8/15/2013	210,000	232,575
Fage Dairy Industry SA, 9.0%, 2/1/2007	140,000	142,975
Gazprom OAO, 144A, 9.625%, 3/1/2013	200,000	220,500
Gerdau Ameristeel Corp., 144A, 10.375%, 7/15/2011	50,000	55,250
Hutchinson Whamp International Ltd., 144A, 7.45%, 11/24/2033	165,000	171,851
Innova S. de R.L.:
144A, 9.375%, 9/19/2013	235,000	241,169
12.875%, 4/1/2007	18,539	18,863
LeGrand SA, 8.5%, 2/15/2025	190,000	200,688
Luscar Coal Ltd., 9.75%, 10/15/2011	210,000	237,825
Millicom International Cellular SA, 144A, 10.0%, 12/1/2013	195,000	205,725
Mobile Telesystems Financial SA, 144A, 8.375%, 10/14/2010	190,000	193,800
PacifiCorp Australia LLC, 144A, 6.15%, 1/15/2008	1,000,000	1,085,961
PTC International Finance II SA, 11.25%, 12/1/2009	110,000	121,000
QBE Insurance Group Ltd., 144A, Step-Up Coupon, 5.647% to 7/1/2013, 3-month LIBOR plus 3.18% to 7/1/2023	750,000	714,746
Royal Bank of Scotland, 9.118%, 3/31/2049	2,000,000	2,497,922
Sappi Papier Holding AG, 144A, 7.5%, 6/15/2032	470,000	528,428
Stena AB:
144A, 7.5%, 11/1/2013	80,000	82,400
9.625% , 12/1/2012	50,000	56,375
Tembec Industries, Inc., , 8.5%, 2/1/2011	575,000	595,125
TFM SA de CV:
10.25%, 6/15/2007	310,000	323,950
11.75%*, 6/15/2009	310,000	318,525
12.5%, 6/15/2012	175,000	199,500
Tyco International Group SA:
5.8%, 8/1/2006	1,240,000	1,311,300
144A, 6.0%, 11/15/2013	25,000	25,750
6.375%, 2/15/2006	650,000	692,250
Vicap SA, 11.375%, 5/15/2007	180,000	176,400
Vitro SA de CV, Series A, 144A, 11.75%, 11/1/2013	140,000	135,800
Vivendi Universal SA:
144A, 6.25%, 7/15/2008	110,000	116,463
144A, 9.25%, 4/15/2010	320,000	379,200
Yell Finance BV, Step-up Coupon, 0% to 8/1/2006, 13.5% to 8/1/2011	32,000	29,440
Total Foreign Bonds - US$ Denominated (Cost $14,388,570)		14,910,382
Asset Backed 9.8%
Automobile Receivables 2.8%
AmeriCredit Automobile Receivables Trust, "A4", Series 2001-C, 5.01%, 7/14/2008	1,580,000	1,628,995
Capital One Auto Finance Trust, "A4", Series 2003-B, 3.18%, 9/15/2010	795,000	795,869
MMCA Automobile Trust, "A4", Series 2002-2, 4.3%, 3/15/2010	1,610,000	1,627,986
WFS Financial Owner Trust, "A4", Series 2002-2, 4.5%, 2/20/2010	1,540,000	1,593,940
		5,646,790
Credit Card Receivables 3.9%
Bank One Issuance Trust, "A1", Series 2002-A1, 1.23%*, 1/15/2010	8,000,000	8,016,219
Home Equity Loans 2.1%
Asset Backed Securities Corp. Home Equity, "A", Series 2003-HE2, 144A, 7.0%, 4/17/2033	693,201	682,803
Countrywide Home Loans, "NIM", Series 2002-3, 144A, 9.0%, 9/25/2032	110,325	110,879
Renaissance NIM Trust, "NOTE", Series 2002-C, 144A, 8.353%, 12/25/2032	227,266	228,055
Residential Asset Securities Corp., "AI6", Series 2000-KS1, 7.905%, 2/25/2031	1,511,557	1,608,804
Southern Pacific Secured Assets Corp., "A8", Series 1998-2, 6.37%, 7/25/2029	1,594,486	1,627,589
		4,258,130
Miscellaneous 1.0%
US Airways Aircraft Certificate Owner Trust, "C", Series 2003-1A, 144A, 5.551%, 9/20/2022	2,000,000	2,067,640
Total Asset Backed (Cost $19,855,592)		19,988,779

US Government Backed 14.3%
US Treasury Bond:
5.375%, 2/15/2031	235,000	245,070
6.0%, 2/15/2026	740,000	820,620
US Treasury Note:
4.0%, 11/15/2012	250,000	247,598
5.0%, 8/15/2011	1,296,000	1,386,922
6.125%, 8/15/2007	3,455,000	3,866,767
7.0%, 7/15/2006	20,065,000	22,475,147
Total US Government Backed (Cost $29,482,785)		29,042,124

US Government Agency Sponsored Pass-Thrus 28.6%
Federal Home Loan Mortgage Corp., 6.0%, 5/1/2017	3,531,044	3,705,344
Federal National Mortgage Association:
4.5%, 1/1/2034 (c)	9,000,000	9,008,442
5.0%, 1/1/2034 (c)	13,000,000	13,255,944
5.5%, 1/1/2034 (c)	9,000,000	9,115,308
6.0% with various maturities from 1/1/2023 until 1/1/2034 (c)	14,213,033	14,695,222
6.061%, 5/1/2012	1,248,146	1,370,147
6.5% with various maturities from 11/1/2024 until 7/1/2032	3,567,933	3,748,576
6.53%, 2/1/2016	1,654,965	1,799,089
7.5%, 2/1/2033	781,216	834,774
9.0%, 5/1/2009	835,489	914,267
Total US Government Agency Sponsored Pass-Thrus (Cost $58,106,293)		58,447,113

Collateralized Mortgage Obligations 2.2%
Federal Home Loan Mortgage Corp.:
"CH", Series 2390, 5.5%, 12/15/2016	590,000	612,420
"LA", Series 1343, 8.0%, 8/15/2022	631,480	665,672
Federal National Mortgage Association:
"QC", Series 2002-11, 5.5%, 3/25/2017	855,000	888,777
"A5", Series 2002-W4, 7.5%, 5/25/2042	1,025,446	1,119,659
Federal National Mortgage Association Grantor Trust, "A2", Series 2002-T19, 7.0%, 7/25/2042	436,218	470,707
Structured Asset Securities Corp., "2A1", Series 2003-1, 6.0%, 2/25/2018	576,746	595,040
Washington Mutual Mortgage Securities Corp., "A22", Series 2001-S9, 6.75%, 9/25/2031	172,559	172,979
Total Collateralized Mortgage Obligations (Cost $4,507,723)		4,525,254

Municipal Investments 7.2%
Delaware, NJ, Port Authority Revenue, Port District Project, Series A, 7.46%, 1/1/2011 (b)	1,000,000	1,180,010
Fultondale, AL, Core City, GO, 6.4%, 2/1/2022 (b)	1,340,000	1,443,609
Guin, AL, County GO, Series B, 8.25%, 6/1/2027 (b)	1,515,000	1,802,744
Idaho, Higher Education Revenue, Nazarene College Facilities, 8.34%, 11/1/2016 (d)	1,000,000	1,123,500
Illinois:
State GO, General Obligation, 4.95%, 6/1/2023	665,000	620,212
State GO, Taxable Pension, 5.1%, 6/1/2033	550,000	503,074
Pell City, AL, Core City GO, 5.4%, 8/1/2017 (b)	1,385,000	1,372,452
Reeves County, TX, County (GO) Lease, Certificate of Participation, Series IBC, 7.25%, 6/1/2011 (b)	1,150,000	1,161,040
St. Paul, MN, Sales & Special Tax Revenue, Series A, 6.94%, 11/1/2019 (b)	2,000,000	2,135,840
Texas, Multi Family Housing Revenue, Housing & Community Affairs Multi-Family, 6.85%, 12/1/2020 (b)	1,500,000	1,592,895
Washington, Industrial Development Revenue, 4.0%, 10/1/2012 (b)	915,000	866,907
Wisconsin, State GO, General Revenue, Series A, 5.7%, 5/1/2026 (b)	700,000	705,901
Total Municipal Investments (Cost $14,844,927)		14,508,184

Convertible Bond 0.1%
DIMON, Inc., 6.25%, 3/31/2007 (Cost $96,087)	110,000	103,400

	Shares	Value ($)

Preferred Stock 0.3%
Farm Credit Bank of Texas,	490,000	491,352
TNP Enterprises, Inc.	644	69,820
Total Preferred Stock (Cost $537,926)		561,172

Convertible Preferred Stock 0.0%
Hercules Trust II (Cost $55,060)	90	70,200

Short-Term Investment 2.9%
US Treasury Bill, 0.895** 1/8/2004 (Cost $5,999,244)	6,000,000	5,999,244
	Principal Amount ($)	Value ($)

Repurchase Agreements 1.5%
State Street Bank and Trust Co., 0.78%, dated 12/31/2003 to be repurchased at $2,997,130 on 1/2/2004 (Cost $2,997,000) (e)	2,997,000	2,997,000

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $241,229,315) (a)	120.6	245,844,423
Other Assets and Liabilities, Net	(20.6)	(41,945,230)
Net Assets	100.0	203,899,193

* Floating rate securities are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of December 31, 2003.
** Annualized yield at time of purchase; not a coupon rate.
(a) The cost for federal income tax purposes was $242,581,935. At December 31, 2003, net unrealized appreciation for all securities based on tax cost was $3,262,488. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $5,167,715 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,905,227.
(b) Bond is insured by one of these companies:
Insurance coverage		As a % of total investment portfolio
AMBAC	AMBAC Assurance Corp.	0.6
FSA	Financial Security Assurance	1.6
MBIA	Municipal Bond Investors Assurance	2.0
RADIAN	RADIAN Asset Assurance Incorporated	0.8

(c) Mortgage dollar rolls included.
(d) Security incorporates a letter of credit or line of credit from a major bank.
(e) Repurchase agreements are collateralized by $3,050,000 US Treasury Note, maturing on 9/30/2005 with a value of $3,059,598.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2003
Assets
Investments in securities, at value (cost $241,229,315)	$ 245,844,423
Foreign currency, at value (cost $5,553)	5,630
Receivable for investments sold	182,047
Interest receivable	3,066,720
Other assets	3,257
Total assets	249,102,077
Liabilities
Due to custodian bank	81,759
Payable for investments purchased	11,513
Payable for investments purchased - mortgage dollar rolls	44,801,097
Deferred mortgage dollar roll income	76,665
Accrued management and investment advisory fee	82,856
Dividends payable	1,067
Other accrued expenses and payables	147,927
Total liabilities	45,202,884
Net assets, at value	$ 203,899,193
Net Assets
Net assets consist of: Undistributed net investment income	134,519
Net unrealized appreciation (depreciation) on investments	4,615,108
Accumulated net realized gain (loss)	(3,618,691)
Paid-in capital	202,768,257
Net assets, at value	$ 203,899,193
Net Asset Value per share ($203,899,193 / 10,383,340 shares of common stock outstanding, $.01 par value, 30,000,000 shares authorized)	$ 19.64

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2003
Investment Income
Income: Interest	$ 10,374,579
Mortgage dollar roll income	2,118,078
Dividends	7,563
Total Income	12,500,220
Expenses: Management and investment advisory fee	942,258
Services to shareholders	36,304
Custodian fees	28,075
Auditing	57,898
Legal	27,715
Directors' fees and expenses	74,435
Reports to shareholders	62,364
NYSE listing fee	33,489
Other	23,906
Total expenses	1,286,444
Net investment income	11,213,776
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	6,475,254
Net unrealized appreciation (depreciation) during the period on investments	(2,106,834)
Net gain (loss) on investment transactions	4,368,420
Net increase (decrease) in net assets resulting from operations	$ 15,582,196

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows for the year ended December 31, 2003
Cash flows from operating activities
Investment income received	$ 11,751,246
Mortgage dollar roll income	2,151,316
Payment of operating expenses	(1,296,315)
Proceeds from sale and maturities of investments	1,034,036,105
Purchases of investments	(1,031,780,620)
Net sales of short-term investments	12,678,074
Cash provided (used) by operating activities	$ 27,539,806
Cash flows from financing activities
Net decrease in payable for investments purchased - mortgage dollar rolls	$ (14,730,309)
Distributions paid (net of reinvestment of distributions)	(12,426,526)
Cost of shares repurchased	(460,013)
Cash provided (used) by financing activities	(27,616,848)
Decrease in cash	(77,042)
Cash at beginning of period	913
Cash at end of period	$ (76,129)
Reconciliation of net increase (decrease) in net assets from operations to cash provided (used) by operating activities
Net increase in net assets resulting from operations	$ 15,582,196
Net increase in cost of investments	10,490,243
Net increase in unrealized appreciation (depreciation) on investments	2,106,834
Decrease in receivable for investments sold	36,359
Increase in dividends and interest receivable	(587,260)
Increase in other assets	(3,257)
Decrease in payable for investments purchased	(42,200)
Decrease in deferred mortgage dollar roll income	(33,238)
Decrease in accrued expenses and payables	(9,871)
Cash provided (used) by operating activities	$ 27,539,806
Non-cash financing activities
Reinvestment of distributions	485,382

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2003	2002
Operations: Net investment income	$ 11,213,776	$ 12,559,369
Net realized gain (loss) on investment transactions	6,475,254	(108,172)
Net unrealized appreciation (depreciation) on investment transactions during the period	(2,106,834)	5,726,881
Net increase (decrease) in net assets resulting from operations	15,582,196	18,178,078
Dividends to shareholders from net investment income	(13,372,988)	(13,730,435)
Fund share transactions: Reinvestment of dividends from net investment income	945,395	1,277,976
Cost of shares repurchased	(460,013)	-
Net increase (decrease) in net assets from Fund share transactions	485,382	1,277,976
Increase (decrease) in net assets	2,694,590	5,725,619
Net assets at beginning of period	201,204,603	195,478,984
Net assets at end of period (including undistributed net investment income of $134,519 and $68,692, respectively)	$ 203,899,193	$ 201,204,603
Other Information
Shares outstanding at beginning of period	10,357,412	10,289,119
Shares issued to shareholders in reinvestment of dividends from net investment income	51,228	68,293
Shares repurchased	(25,300)	-
Net increase (decrease) in Fund shares	25,928	68,293
Shares outstanding at end of period	10,383,340	10,357,412

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2003	2002	2001[a]	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 19.43	$ 19.00	$ 18.83	$ 18.37	$ 19.93
Income (loss) from investment operations: Income[b]	1.20	1.36	1.45	1.48	1.49
Operating expenses[b]	(.12)	(.14)	(.14)	(.13)	(.14)
Net investment income[b]	1.08	1.22	1.31	1.35	1.35
Net realized and unrealized gain (loss) on investment transactions	.42	.54	.20	.46	(1.55)
Total from investment operations	1.50	1.76	1.51	1.81	(.20)
Less distributions from: Net investment income	(1.29)	(1.33)	(1.34)	(1.35)	(1.36)
Net asset value, end of period	$ 19.64	$ 19.43	$ 19.00	$ 18.83	$ 18.37
Per share market value, end of period	$ 18.55	$ 19.02	$ 18.53	$ 17.38	$ 15.50
Price range on New York Stock Exchange for each share of Common Stock outstanding during the period (Unaudited): High ($)	20.45	19.67	19.95	17.38	19.94
Low ($)	17.50	17.91	17.65	15.06	15.06
Total Return
Based on market value (%)[c]	4.53	10.12	14.57	21.65	(14.90)
Based on net asset value (%)[c]	8.22	9.71	8.49	11.21	(.05)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	204	201	196	193	189
Ratio of expenses (%)	.63	.72	.71	.69	.70
Ratio of net investment income (%)	5.47	6.36	6.78	7.32	7.01
Portfolio turnover rate (%)[d]	160	259	143	131	82

a As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the period ended December 31, 2001 was to decrease net investment income by $0.03, increase net realized and unrealized gains and losses per share by $0.03, and decrease the ratio of net investment income to average net assets from 6.92% to 6.78%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
b Based on average shares outstanding during the period.
c Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestment of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.
d The portfolio turnover rates excluding mortgage dollar roll transactions are stated in the Financial Highlights. The portfolio turnover rates including mortgage dollar roll transactions were 426%, 520%, 356%, 335% and 209%, for the periods ended December 31, 2003, December 31, 2002, December 31, 2001, December 31, 2000 and December 31, 1999, respectively.

Notes to Financial Statements

A. Significant Accounting Policies

Montgomery Street Income Securities, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as a closed-end, diversified management investment company.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian or agent bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Fund's claims on the collateral may be subject to legal proceedings.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells to a bank or broker/dealer (the "counterparty") mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase, or alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Mortgage dollar rolls may be treated for purposes of the 1940 Act as borrowings by the Fund because they involve the sale of a security coupled with an agreement to repurchase. A mortgage dollar roll involves costs to the Fund. For example, while the Fund receives compensation as consideration for agreeing to repurchase the security, the Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the compensation received by the Fund, thereby effectively charging the Fund interest on its borrowing. Further, although the Fund can estimate the amount of expected principal prepayment over the term of the mortgage dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Fund's borrowing.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them. There can be no assurance that the Fund's use of the cash that it receives from a mortgage dollar roll will provide a return that exceeds its borrowing costs.

Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At December 31, 2003, the Fund had a net tax basis capital loss carryforward of approximately $2,304,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2010, the expiration date, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made quarterly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax. The Fund uses the specific identification method for determining realized gain or loss on investments sold for both financial and federal income tax reporting purposes.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in mortgage-backed securities, foreign-denominated securities and premium amortization on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2003, the Fund's components of distributable earnings (accumulated losses) on a tax basis are as follows:

Undistributed ordinary income*	$ 211,184
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ 2,304,000
Unrealized appreciation (depreciation) on investments	$ 3,262,488

In addition, the tax character of distributions paid to shareholders by the Fund is as follows:

Years Ended December 31,	2003	2002
Distributions from ordinary income*	$ 13,372,988	$ 13,730,435

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash position in the Fund's custodian bank at December 31, 2003. Significant non-cash activity from market discount accretion has been excluded from the Statement of Cash Flows.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. All premiums and discounts, with the exception of mortgage-backed securities, are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended December 31, 2003, purchases and sales (excluding US Treasury obligations, short-term investments and mortgage dollar roll transactions) of investment securities aggregated $287,376,382 and $245,776,469, respectively. Purchases and sales of US Treasury obligations aggregated $149,836,551 and $141,287,060, respectively. Purchases and sales of mortgage dollar roll transactions aggregated $594,525,487 and $646,973,903, respectively.

C. Related Parties

Management and Investment Advisory Agreement. Under the Management and Investment Advisory Agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Fund agrees to pay the Advisor for the services rendered, an annual fee, payable monthly, equal to 0.50 of 1% of the value of net assets of the Fund up to and including $100 million; 0.45 of 1% of the value of the net assets of the Fund over $100 million and up to and including $150 million; 0.40% of 1% of the value of the net assets of the Fund over $150 million and up to and including $200 million; and 0.35 of 1% of the value of the net assets of the Fund over $200 million.

The Agreement also provides that the Advisor will reimburse the Fund for all expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) borne by the Fund in any fiscal year in excess of the sum of one and one-half percent of the first $30 million of average net assets and one percent of average net assets in excess of $30 million. Further, if annual expenses as defined in the Agreement exceed 25% of the Fund's annual gross income, the excess will be reimbursed by the Advisor.

For the year ended December 31, 2003, the fees pursuant to the Agreement amounted to $942,258, equivalent to an effective annualized rate of 0.46% of the Fund's average monthly net assets.

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund. Effective January 15, 2003, pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2003, the amount charged to the Fund by SISC aggregated $36,304, of which $14,489 is unpaid at December 31, 2003.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

D. Share Repurchases

The Fund is authorized to effect periodic repurchases of its shares in the open market from time to time when the Fund's shares trade at a discount to their NAV. During the year ended December 31, 2003, the Fund purchased 25,300 shares of common stock on the open market at a total cost of $460,013.

Report of Ernst & Young LLP, Independent Auditors

To the Shareholders and Board of Directors of
Montgomery Street Income Securities, Inc.

We have audited the accompanying statement of assets and liabilities of Montgomery Street Income Securities, Inc. (the "Fund"), including the investment portfolio, as of December 31, 2003, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Montgomery Street Income Securities, Inc. at December 31, 2003, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Boston, Massachusetts February 18, 2004	/s/ Ernst & Young LLP

Dividend Reinvestment and Cash Purchase Plan

All registered stockholders of the fund's Common Stock are offered the opportunity of participating in a Dividend Reinvestment and Cash Purchase Plan (the "Plan"). Registered stockholders, on request or on becoming registered stockholders, are mailed information regarding the Plan, including a form by which they may elect to participate in the Plan and thereby cause their future net investment income dividends and capital gains distributions to be invested in shares of the fund's Common Stock. UMB Bank, N.A. is the agent (the "Plan Agent") for stockholders who elect to participate in the Plan.

If a stockholder chooses to participate in the Plan, the stockholder's dividends and capital gains distributions will be promptly invested, automatically increasing the stockholder's holdings in the fund. If the fund declares a dividend or capital gains distributions payable either in cash or in stock of the fund, the stockholder will automatically receive stock. If the market price per share on the payment date for the dividend (the "Valuation Date") equals or exceeds the net asset value per share, the fund will issue new shares to the stockholder at the greater of the following on the Valuation Date: (a) net asset value per share or (b) 95% of the market price per share. If the market price per share on the Valuation Date is less than the net asset value per share, the fund will issue new shares to the stockholder at the market price per share on the Valuation Date. In either case, for federal income tax purposes the stockholder will be deemed to receive a distribution equal to the market value on the Valuation Date of the new shares issued. If dividends or capital gains distributions are payable only in cash, then the stockholder will receive shares purchased on the New York Stock Exchange or otherwise on the open market. In this event, for federal income tax purposes the amount of the distribution will equal the cash distribution paid. State and local taxes may also apply. All reinvestments are in full and fractional shares, carried to three decimal places.

Stockholders participating in the Plan can also purchase additional shares quarterly in any amount from $100 to $5,000 (a "Voluntary Cash Investment") by sending in a check together with the cash remittance slip, which will be sent with each statement of the stockholder's account, to Scudder Investments Service Company, the Fund's transfer agent or its delegate (the "Transfer Agent"). Such additional shares will be purchased on the open market by the Plan Agent. The purchase price of shares purchased on the open market, whether pursuant to a reinvestment of dividends payable only in cash or a Voluntary Cash Investment, will be the average price (including brokerage commissions) of all shares purchased by the Plan Agent on the date such purchases are effected. In addition, stockholders may be charged a service fee in an amount up to 5% of the value of the Voluntary Cash Investment. Although subject to change, stockholders are currently charged $1 for each Voluntary Cash Investment.

Stockholders may terminate their participation in the Plan at any time and elect to receive dividends and other distributions in cash by notifying the Transfer Agent in writing. Such notification must be received not less than 10 days prior to the record date of any distribution. There is no charge or other penalty for such termination. The Plan may be terminated by the fund upon written notice mailed to the stockholders at least 30 days prior to the record date of any distribution. Upon termination, the fund will issue certificates for all full shares held under the Plan and cash for any fractional share.

Alternatively, stockholders may request the Transfer Agent to instruct the Plan Agent to sell any full shares and remit the proceeds, less a $2.50 service fee and less brokerage commissions. The sale of shares (including fractional shares) will be a taxable event for federal income tax purposes and may be taxable for state and local tax purposes.

The Plan may be amended by the fund at any time. Except when required by law, written notice of any amendment will be mailed to stockholders at least 30 days prior to its effective date. The amendment will be deemed accepted unless written notice of termination is received by the Transfer Agent prior to the effective date.

An investor holding shares in its own name can participate directly in the Plan. An investor holding shares in the name of a brokerage firm, bank or other nominee should contact that nominee, or any successor nominee, to determine whether the nominee can participate in the Plan on the investor's behalf and to make any necessary arrangements for such participation.

Additional information, including a copy of the Plan and its Terms and Conditions and an enrollment form, can be obtained from the Transfer Agent by writing Scudder Investments Service Company, P.O. Box 219066, Kansas City, MO 64121-9066, or by calling (800) 294-4366.

For annual report requests, please call Shareholder Services at 800-349-4281 or the Transfer Agent at 800-294-4366.

Directors and Officers

The following table presents certain information regarding the Directors and Officers of Montgomery Street Income Securities, Inc. as of December 31, 2003. Each Director's and Officer's age as of December 31, 2003 is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Director and Officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Director is c/o Montgomery Street Income Securities, Inc., 101 California Street, Suite 4100, San Francisco, California 94111. The term of office for each Director is until the next annual meeting of stockholders or until the election and qualification of a successor. Officers are appointed annually by, and serve at the discretion of, the Board of Directors.

Non-Interested Directors
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held in Public Companies	Number of Funds in Fund Complex Overseen
James C. Van Horne (68) Chairman and Director 1985 to present	A.P. Giannini Professor of Finance, Graduate School of Business, Stanford University. Directorships: Suntron Corporation (electronic manufacturing services) and Bailard, Biehl & Kaiser Opportunity Fund Group, Inc. (registered investment company)	1
Richard J. Bradshaw (55) Director 1991 to present	Executive Director, Cooley Godward LLP (law firm)	1
Maryellie K. Johnson (68) Director 1989 to present	Private investor; formerly, Director, London and Overseas Freighters, Ltd. (oil tanker operator) (1989-1998)	1
Wendell G. Van Auken (59) Director 1994 to present	General Partner of several venture capital funds affiliated with Mayfield Fund. Directorship: Advent Software (portfolio software company)	1

Interested Director
Name, Age, Position(s) Held with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
John T. Packard[1] (70) Director 2001 to present	Managing Director, Weiss, Peck & Greer LLC (investment adviser and broker-dealer) (2002-present); Advisory Managing Director of the same firm (2000-2002); formerly, Advisory Managing Director, Zurich Scudder Investments, Inc. (the Fund's Advisor) (1999-2000), Managing Director of the same firm (1985-1998), and President of the Fund (1988-2000)	1

Officers
Name, Age, Position(s) Held with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Richard T. Hale[2] (58) President 2002 to present	Managing Director, Deutsche Investment Management Americas Inc. (2003-present); Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999-present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996-present); Director, Deutsche Global Funds, Ltd. (2000-present), CABEI Fund (2000-present), North American Income Fund (2000-present) (registered investment companies); Director, Scudder Global Opportunities Fund (since 2003); Director/Officer Deutsche/Scudder Mutual Funds (various dates) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000-present); formerly, Director, ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999)
201
Gary W. Bartlett[3] (44) Vice President 2002 to present	Managing Director of Deutsche Asset Management	n/a
Andrew P. Cestone[3] (34) Vice President 2003 to present	Managing Director, Deutsche Asset Management (1998-present); prior thereto, investment analyst, Phoenix Investment Partners (1997-1998), credit officer in asset-based lending group, Fleet Bank (1993-1997)
n/a
Maureen E. Kane[4] (41) Vice President and Secretary 1999 to present	Vice President of Deutsche Asset Management	n/a
Charles A. Rizzo[4] (46) Treasurer and Chief Financial Officer 2003 to present	Director of Deutsche Asset Management (2000 to present); formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)

n/a

1 Mr. Packard may be considered an "interested person" of the Fund, as defined in the Investment Company Act of 1940, as amended, by reason of his past relationships with the Fund and the Advisor.
2 Address: One South Street, Baltimore, Maryland
3 Address: 150 South Independence Boulevard, Philadelphia, Pennsylvania
4 Address: Two International Place, Boston, Massachusetts

General Information

Investment Manager	Deutsche Investment Management Americas Inc. 345 Park Avenue New York, NY 10154
Transfer Agent	Scudder Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066
Custodian	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110
Legal Counsel	Howard, Rice, Nemerovski, Canady, Falk & Rabkin PC Three Embarcadero Center San Francisco, CA 94111
Independent Auditors	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116

DIRECTORS
RICHARD J. BRADSHAW
MARYELLIE K. JOHNSON
JOHN T. PACKARD
WENDELL G. VAN AUKEN
JAMES C. VAN HORNE
Chairman
OFFICERS
RICHARD T. HALE
President
GARY W. BARTLETT
Vice President
ANDREW P. CESTONE
Vice President
MAUREEN E. KANE
Vice President and Secretary
CHARLES A. RIZZO
Treasurer and Chief Financial Officer

Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period,  December 31, 2003,  Montgomery  Street  Securities
Trust,  Inc.  has adopted a code of ethics,  as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial  Officer.  A
copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's  Board of  Directors  has  determined  that the Fund has at least one
"audit committee  financial expert" serving on its audit committee:  Mr. John C.
Atwater,  Mr. Richard J. Bradshaw,  and Mr. Wendell G. Van Auken.  Each of these audit committee members is "independent,"  meaning that he is not an "interested person"  of the  Fund  (as that  term is  defined  in  Section  2(a)(19)  of the
Investment Company Act of 1940) and he does not accept any consulting, advisory, or other  compensatory  fee from the Fund  (except in the capacity as a Board or committee member).

An "audit  committee  financial  expert"  is not an  "expert"  for any  purpose, including for purposes of Section 11 of the  Securities Act of 1933, as a result of being  designated as an "audit  committee  financial  expert."  Further,  the designation of a person as an "audit committee  financial  expert" does not mean that the person has any greater  duties,  obligations,  or liability  than those
imposed  on  the  person  without  the  "audit   committee   financial   expert"
designation.  Similarly,  the  designation  of a person as an  "audit  committee financial expert" does not affect the duties,  obligations,  or liability of any other member of the audit committee or board of directors.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                 MONTGOMERY STREET INCOME SECURITIES FUND, INC.
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young, LLP
("E&Y"), the Fund's auditor, billed to the Fund during the Fund's last two fiscal years. For engagements with E&Y entered into on or after May 6, 2003, the Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

               Services that the Fund's Auditor Billed to the Fund

----------- ------------------ ------------------- ------------------- -----------------
Fiscal Year                                                                   All
   Ended     Audit Fees Billed    Audit-Related     Tax Fees Billed to Other Fees Billed
December 31       to Fund      Fees Billed to Fund         Fund             to Fund
----------- ------------------ ------------------- ------------------- -----------------
----------- ------------------ ------------------- ------------------- -----------------
2003              $46,800               $0                $7,500               $0
----------- ------------------ ------------------- ------------------- -----------------
----------- ------------------ ------------------- ------------------- -----------------
2002              $59,459               $0                $8,250               $0
----------- ------------------ ------------------- ------------------- -----------------

The above "Tax Fees" were billed for professional services rendered for tax compliance.

           Services that the Fund's Auditor Billed to the Adviser and
                        Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche
Investment Management Americas, Inc. ("DeIM" or the "Adviser"), and any entity controlling, controlled by or under common control with DeIM ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two fiscal years.

----------- --------------------- ---------------------- -------------------
               Audit-Related                                    All
               Fees Billed to       Tax Fees Billed to    Other Fees Billed
Fiscal Year     Adviser and            Adviser and         to Adviser and
   Ended      Affiliated Fund        Affiliated Fund      Affiliated Fund
December 31  Service Providers      Service Providers    Service Providers
----------- --------------------- ---------------------- -------------------
2003              $112,900                 $0                    $0
----------- --------------------- ---------------------- -------------------
2002              $212,800                 $0                    $0
----------- --------------------- ---------------------- -------------------

The "Audit-Related Fees" were billed for services in connection with the assessment of internal controls and additional related procedures.

                               Non-Audit Services

The following table shows the amount of fees that E&Y billed during the
Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service
Provider that related directly to the Fund's operations and financial reporting.
The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating E&Y's independence.

----------- --------------- ----------------------- -------------------- -------------------
                             Total Non-Audit Fees
                             billed to Adviser and
                               Affiliated Fund
                              Service Providers     Total Non-Audit Fees
                             (engagements related     billed to Adviser
                               directly to the       and Affiliated Fund
                 Total          operations and        Service Providers
             Non-Audit Fees   financial reporting         (all other
Fiscal Year  Billed to Fund      of the Fund)           engagements)     Total of (A), (B)
   Ended
December 31        (A)               (B)                     (C)             and (C)
----------- --------------- ----------------------- -------------------- -------------------
2003            $7,500                $0               $3,742,000             $3,749,500
----------- --------------- ----------------------- -------------------- -------------------
2002            $8,250                $0                $963,492               $971,742
----------- --------------- ----------------------- -------------------- -------------------

All other engagement fees were billed for services in connection with risk management and process improvement initiatives for DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines. The Fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board's general oversight. The Fund has delegated proxy voting to the advisor with the direction that proxies should be voted consistent with the Fund's best economic interests. The advisor has adopted its own Proxy Voting Policies and Procedures ("Policies"), a Proxy
Voting Desktop Manual ("Manual"), and Proxy Voting Guidelines ("Guidelines") for
this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the advisor and its affiliates, including the Fund's principal underwriter. The
Manual sets forth the procedures that the advisor has implemented to vote proxies, including monitoring for corporate events, communicating with the fund's custodian regarding proxies, considering the merits of each proposal, and executing and recording the proxy vote. The Guidelines set forth the advisor's general position on various proposals, such as:

o    Shareholder  Rights -- The advisor  generally votes against  proposals that restrict shareholder rights.

o    Corporate  Governance -- The advisor  generally votes for  confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

o    Anti-Takeover  Matters -- The advisor  generally  votes for proposals  that require shareholder  ratification of poison pills or that request boards to redeem  poison pills,  and votes  "against" the adoption of poison pills if they are  submitted for  shareholder  ratification.  The advisor  generally votes for fair price proposals.

o    Routine  Matters -- The advisor  generally  votes for the  ratification  of auditors,  procedural matters related to the annual meeting, and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third-party, except for proxies solicited by or with respect to investment companies for which the advisor or an affiliate serves as investment advisor or principal underwriter ("affiliated investment companies"). The advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the advisor's general voting positions on various proposals, the advisor may, consistent with the Fund's best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the board, or of a majority of the board. In addition, the
Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the advisor or an affiliate serves as investment advisor or sponsor.

The advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the
Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which the advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the advisor departs from the Guidelines with respect to a particular proxy or if the
Guidelines do not specifically address a certain proxy proposal, a committee established by the advisor will vote the proxy. Before voting any such proxy, however, the committee will exclude from the voting discussions and determinations any member who is involved in or aware of a material conflict of interest. If, after excluding any and all such members, there are fewer than three voting members remaining, the advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the advisor may not be able to vote proxies or the advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The advisor generally does not vote proxies on securities subject to share blocking restrictions.

ITEM 8.         [RESERVED]

ITEM 9.         CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) During the filing period of the report, management identified issues relating to the overall fund expense payment and accrual process. Management discussed these matters with the Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

ITEM 10.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                        Montgomery Street Income Securities

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               February 27, 2004
                                    ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Montgomery Street Income Securities

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               February 27, 2004
                                    ---------------------------

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               February 27, 2004
                                    ---------------------------